                                                                  Exhibit 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

              THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made and entered into as of January 31, 1997, by and among SHILOH INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the financial institutions named below (the "Banks"), and KEYBANK NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO SOCIETY NATIONAL BANK), a national banking association, as agent for the Banks (the "Agent").

                                    RECITALS:
                                    ---------

              A. The Borrower, the Banks and the Agent are the parties to that certain Credit Agreement dated as of April 16, 1996 (together with all Exhibits and Schedules thereto, the "Credit Agreement"), pursuant to which the Banks have agreed, subject to certain conditions, to advance to the Borrower certain Loans (as this and other capitalized terms not otherwise defined herein are defined in the Credit Agreement).

              B. The Borrower, the Banks and the Agent desire to modify certain provisions of the Credit Agreement as hereinafter provided.

                                   AGREEMENTS:
                                   -----------

              NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the Borrower and the Banks hereby agree as follows:

              1.     AMENDMENT OF CREDIT AGREEMENT.

              a. Annex A to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A hereto.

              b. The definition of the term "Commitment Period" in Section 1.1 of the Credit Agreement is hereby amended by the deletion thereof in its entirety and the substitution therefor of:

              "Commitment Period" shall mean the period from the date hereof to February 28, 2001, as such date may be extended pursuant to Section 2.6 hereof."

              c. The definition of the term "Total Commitment Amount" in Section
1.1 of the Credit Agreement is hereby amended by the deletion thereof in its entirety and the substitution therefor of:

              "Total Commitment Amount" shall mean the amount of Seventy Million Dollars ($70,000,000).

              d. Section 2.7 of the Credit Agreement is hereby amended by the deletion in its entirety of the proviso from the first sentence thereof and the substitution therefor of:

              "provided, however, that the aggregate face amount of all Letters of Credit outstanding at any time shall not exceed the amount of Fifteen Million Dollars ($15,000,000) MINUS the face amount of that certain Irrevocable Letter of Credit No. S95/93202, dated March 8, 1995, issued by Society National Bank (predecessor to KeyBank National Association), in favor of Valley City Steel Company and any subsequent letters of credit issued to such beneficiary in replacement thereof or substitution therefor (the "Valley City LC") The Valley City LC shall be deemed to be a Letter of Credit for all purposes of this credit agreement. Notwithstanding anything to the contrary contained herein, in no event shall the maturity date of any Letter of Credit be later than the date which is fifteen (15) days prior to the last day of the Commitment Period."

              e. Section 5.10 of the Credit Agreement is hereby amended by the deletion thereof in its entirety and the substitution therefor of:

              "Borrower shall maintain at all times a ratio of (a)(i) Consolidated Net Earnings (including the gain on any sale of capitalized assets to which the Majority Banks have given their prior written consent) plus (ii) all taxes on Consolidated Net Earnings or based on Consolidated Net Earnings, including deferred taxes, plus (iii) all interest on all Borrowed Debtof the Companies (including Subordinated indebtedness) accrued during the time period in question to (b) all interest on all Borrowed Debt of the Companies (including Subordinated indebtedness) accrued during the time period in question, of no less than 3.0 to 1.0, based upon the Borrower's financial statements for the most recent fiscal quarter and the previous three fiscal quarters."

              f. Section 5.11 of the Credit Agreement is hereby amended by the deletion thereof in its entirety and the substitution therefor of:

              "The Borrower will not suffer or permit its Consolidated Tangible Net Worth at any time to fall below the current minimum amount required, which current minimum amount required shall be One Hundred and Ten Million Dollars ($110,000,000) until November 1, 1997, when it shall be increased by an amount equal to fifty percent (50%) of its positive Consolidated Net Earnings during its 1997 fiscal year, and shall be increased on each October 31 thereafter by an amount equal to fifty percent (50%) of its positive Consolidated Net Earnings during such fiscal year. Such current minimum amount required shall be further increased by an amount equal to one hundred percent (100%) of the net proceeds to the Borrower from any equity offering by the undersigned, as of the date any such proceeds are received by the Borrower."

              g. Section 5.15 of the Credit Agreement is hereby amended by the deletion of the word "or", and the substitution therefor of a comma, immediately prior to clause (ix) thereof and the addition of the following at the conclusion thereof:

              ", or (x) any lien securing obligations of one or more of the Companies under any capitalized lease if and to the extent that the aggregate principal amount outstanding under all such capitalized leases does not exceed Twenty Million Dollars ($20,000,000) at any time"

              h. Section 5.16 of the Credit Agreement is hereby amended by the deletion of the word "or", and the substitution therefor of a comma, immediately prior to clause (iv) thereof and the addition of the following at the conclusion thereof:

              ", or (v) any indebtedness in respect of capitalized leases if and to the extent that the aggregate principal amount outstanding under all such capitalized leases does not exceed Twenty Million Dollars ($20,000,000) at any time"

              i. Exhibit A to the Credit Agreement is hereby amended by the deletion thereof in its entirety and the substitution therefor of the form of promissory note attached as Exhibit B hereto.

              j. Schedule 5.16 to the Credit Agreement is hereby amended by the deletion thereof in its entirety and the substitiution therefor of the Schedule attached as Exhibit C hereto.

              2. EFFECTIVE DATE; CONDITIONS PRECEDENT. The modifications to the Credit Agreement set forth in Section 1, above, shall be effective on January 31, 1997, or such later date as is mutually acceptable to the Agent, the Banks and the Borrower (the "Effective Date"), provided that such effectiveness shall be subject to the satisfaction by the Borrower of each of the following conditions precedent:

              a. On the Effective Date, (i) after giving effect to the modifications effected hereby, there shall exist no Possible Default or Event of Default, and (ii) the representations and warranties of the Borrower under the Credit Agreement shall be true and correct in all material respects.

              b. The Borrower shall have executed and delivered to each Bank an amended and restated Revolving Credit Note in the form of Exhibit B hereto.

              c. Each Subsidiary of the Borrower shall have executed and delivered to the Agent a Confirmation of Guaranty in the form of Exhibit D hereto.

              d. The Borrower shall have delivered to the Agent a favorable opinion of Borrower's counsel in form and substance reasonably satisfactory to the Agent.

              e. The Borrower shall have delivered to the Agent certified copies of the resolutions of the respective Boards of Directors of the Borrower and each Subsidiary evidencing approval of this Amendment and the execution and delivery of the Notes or Confirmations, as the case may be, as provided for herein.

              3. NO OTHER MODIFICATIONS. Except as expressly modified herein, all of the provisions of the Credit Agreement and the other Related Writings remain unmodified and in full force and effect.

              4. BINDING EFFECT. This First Amendment shall bind and inure to the benefit of the Borrower, the Banks, the Agent and their respective successors and assigns.

              IN WITNESS WHEREOF, the Borrower and the Banks have hereunto set their hands on and as of the date first above written.

KEYBANK NATIONAL ASSOCIATION                 SHILOH INDUSTRIES, INC.
(successor by merger to
Society National Bank),
individually and as Agent

By: /s/ Richard Pohle                        By: /s/ Robert L. Grissinger
    --------------------------                   --------------------------
Title: Vice President                        Title: President

NBD BANK                                     NATIONAL CITY BANK

By: /s/ Lisa Ferris                          By: /s/ Robert E. Little
    --------------------------                   --------------------------

Title: Vice President                        Title: Vice President and Senior
       -----------------------                      -----------------------
                                                    Lending Officer
                                                    -----------------------

                                                                       EXHIBIT A

                                     ANNEX A
                                     -------

Banking Institutions Party to the Credit Agreement dated as of April 16, 1996, as amended as of January 31, 1997, with Shiloh Industries, Inc.

                           Commitments and Percentages

NAME OF BANK                            COMMITMENT             RATABLE PORTION
------------                            ----------             ---------------
                                       (in dollars)              (percentage)

KeyBank National Association            $35,000,000                 50.00%

NBD Bank                                $17,500,000                 25.00%

National City Bank                      $17,500,000                 25.00%
                                         ----------                 -----

Total Commitment Amount                 $70,000,000                100.00%





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                                                                       EXHIBIT B

                              REVOLVING CREDIT NOTE
                              ---------------------

$_____________
                                                 Cleveland, Ohio
                                                                  April 16, 1996
                                                            Amended and Restated
                                                          As of January __, 1997

FOR VALUE RECEIVED, the undersigned SHILOH INDUSTRIES, INC. (the "Borrower") promises to pay on the last day of the Commitment Period, to the order of _________________________ (the "Bank"), at __________________, the principal sum of _________ MILLION DOLLARS ($__,000,000) or the aggregate unpaid principal amount of all loans evidenced by this Note made by the Bank to the Borrower pursuant to paragraph (a) of Section 2.1 of the Credit Agreement (as hereinafter defined), whichever is less, in lawful money of the United States of America. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in that certain Credit Agreement, dated as of the 16th day of April, 1996, as amended as of the date hereof, (as the same may from time to time be amended, supplemented, restated or otherwise modified, the "Credit Agreement")among the Borrower, the Bank and certain other parties thereto, and KeyBank National Association (successor by merger to Society National Bank), as Agent for the Bank and such other banks.

The Borrower promises to pay interest on the unpaid principal amount of each Loan evidenced hereby from the date of such Loan until principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement. The Borrower promises to pay on demand interest on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates set forth in the Credit Agreement.

The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, will be shown on a ledger or other record of the Bank or by such other method as such Bank may generally employ; PROVIDED, however, that failure to make any such entry or any error in such entries shall in no way detract from the Borrower's obligations under this Note.

This Note is one of the Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

                                Page 1 of 2 Pages


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This Note evidences the indebtedness of the undersigned to the holder hereof previously evidenced by, and amends and restates in its entirety, the Revolving Credit Note dated April 16, 1996 in the face amount of $__,000,000 (the "Prior Note"), provided that this Note shall not be construed to evidence a payment and readvance of such indebtedness, it being the intention of the undersigned and, by his acceptance hereof, the holder hereof that this Note evidences the same indebtedness. Without limiting the generality of the foregoing sentence, in addition to the up to $__,000,000 of principal evidenced by the Prior Note, this Note also evidences any and all accrued and unpaid interest under the Prior Note not heretofore paid, all of which interest accrued and unpaid under the Prior Note shall be due and payable together with the first installment of interest due under this Note.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver in that or any subsequent instance.

The undersigned authorizes any attorney-at-law at any time or times after the maturity hereof to appear in any local, state or federal court of record in the United States of America to waive the issuance and service of process, to admit the maturity of this Note and the nonpayment thereof when due, to confess judgment against the undersigned in favor of the holder of this Note for the amount then appearing due, together with interest and cost of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned.

-------------------------------------------------------------------------------

"WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURN GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."

-------------------------------------------------------------------------------

SHILOH INDUSTRIES, INC.

By:
   -----------------------------

Its:
       -------------------------


                                Page 2 of 2 Pages


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                                                                       EXHIBIT C

                                  SCHEDULE 5.16

                          (to come from Shiloh -- will
                    increase the Richland County Bank line
                            of credit to $4 million)

                                                                       EXHIBIT D

January __, 1997

KeyBank National Association, individually
and as Agent
127 Public Square
Cleveland, Ohio  44114

                  Re:  Shiloh Industries, Inc. ("the Borrower") -
                            Credit Agreement dated April 16, 1996, as
                       amended January __, 1997 ("the Credit Agreement")

Ladies and Gentlemen:

         The undersigned is the Guarantor under a Guaranty of Payment of Debt in favor of the Banks (as this and all other terms are defined in the Credit Agreement) dated April 16, 1996 (the "Guaranty").

         The undersigned confirms that it is aware that the Agent, the Banks and the Borrower have entered into a First Amendment to the Credit Agreement dated of even date herewith ("the Amendment"), which the undersigned has read and hereby approves; that, INTER ALIA, the Amendment provides for (i) an increase in the Total Commitment Amount, (ii) an increase in the aggregate principal amount of permitted Letters of Credit, (iii) an increase in the Borrower's required Tangible Net Worth, and (iv) the ability of the Borrower to incur certain liens securing capitalized leases and to incur certain additional indebtedness; that such Total Commitment Amount, as increased by the Amendment, continues to be Debt of the Obligor (as such terms are defined in the Guaranty) guaranteed by the undersigned pursuant to the provisions of the Guaranty; and that the Amendment affects no obligation, liability or agreement of the undersigned under the Guaranty (except to the extent that the Amendment has the effect, inter alia, of increasing the principal amount of the Debt of the Obligor), which remains unmodified and in full force and effect.

-------------------------------------------------------------------------------

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

-------------------------------------------------------------------------------

                                                  [SUBSIDIARY]

                                                  -----------------------
                                                  Name:

                                                  Title: